                                                                     EXHIBIT 1.1




                          THE GOLDMAN SACHS GROUP, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)


                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)



                                                 ........................., 1999


Goldman, Sachs & Co.,
Bear, Stearns & Co. Inc.,
Credit Suisse First Boston Corporation,
Donaldson, Lufkin & Jenrette Securities Corporation,
Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
J.P. Morgan Securities Inc.,
Morgan Stanley & Co. Incorporated,
PaineWebber Incorporated,
Prudential Securities Incorporated,
Salomon Smith Barney Inc.,
Sanford C. Bernstein & Co., Inc.,
Schroder & Co. Inc.,
  As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:


         The Goldman Sachs Group, Inc., a Delaware corporation ("GS Inc."), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 33,600,000 shares and, at the election of the Underwriters, up to 7,200,000 additional shares of Common Stock, par value $.01 per share ("Stock"), of GS Inc., Sumitomo Bank Capital Markets, Inc., proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 7,200,000 shares of Stock and Kamehameha Activities Association proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 7,200,000 shares of Stock. The Estate of Bernice Pauahi Bishop is joining in and consenting to the sale of Stock by Kamehameha Acivities Association, and for the purposes of Sections 1(b) and (2), the introductory paragraph to Section 8, and Sections 8(r), 12, 14, 15 and 18, and the first paragraph following Section 18 only, all references to a Selling Stockholder shall include Kamehameha Activities Association and the Estate of Bernice
Pauahi Bishop, jointly as if they were one Selling Stockholder. Without limiting the generality of the foregoing, the Estate of Bernice Pauahi Bishop intends to and hereby agrees to sell, pursuant to Section 2 hereof, all of its interest, if any, in the 7,200,000 shares of Stock held of record by Kamehameha Activities Association to be sold pursuant to this Agreement. Sumitomo Bank Capital Markets, Inc. and Kamehameha Activities Association, and for purposes of Section 1(b) and (2), the introductory paragraph to
Section 8, and Sections 8(r), 12, 14, 15 and 18 only, the Estate of Bernice Pauahi Bishop, are referred to as the "Selling Stockholders" and individually as a "Selling Stockholder". The aggregate of 48,000,000 shares to be sold by GS Inc. and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of 7,200,000 additional

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shares to be sold by GS Inc. is herein called the "Optional Shares". The Firm
Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares." For purposes of the representations and warranties set forth in Section 1(a), the second sentence of Section 3(e), Section 7 and the conditions set forth in Sections 8(k) and 8(l), prior to the consummation of the Incorporation Transactions (as defined below), references to the "Company" shall be deemed to be references to The Goldman Sachs Group, L.P., a Delaware limited partnership ("Group"), and after consummation of the Incorporation Transactions, references to the "Company" shall be deemed to be references to GS Inc.


         It is understood and agreed to by all parties that GS Inc. and the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) are concurrently entering into an agreement (the "Asia/Pacific Underwriting Agreement") providing for the sale by GS Inc. and the Selling Stockholders of up to a total of 4,600,000 shares of Stock (the "Asia/Pacific Shares"), including the option to purchase additional shares thereunder, through arrangements with certain underwriters in the Asia/Pacific Region (the "Asia/Pacific Underwriters"), for whom Goldman Sachs (Asia) L.L.C., BOCI Asia Limited, China Development Industrial Bank Inc., China International
Capital Corporation (Hong Kong) Limited, Daiwa Securities (H.K.) Limited, The Development Bank of Singapore Ltd, HSBC Investment Bank Asia Limited, Jardine Fleming Securities Limited, Kokusai Securities (Hong Kong) Limited, Kotak Mahindra (International) Limited, The Nikko Merchant Bank (Singapore) Limited, Nomura International plc, Samsung Securities Co., Ltd., Standard Chartered Asia Limited and Were Stockbroking Limited, are acting as lead managers, and an agreement (the "International Underwriting Agreement") providing for the sale by GS Inc. and the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) of up to a total of 9,200,000 shares of Stock (the "International Shares"), including the option to purchase additional shares thereunder, through arrangements with certain underwriters outside the United States and the Asia/Pacific Region (the "International Underwriters"), for whom Goldman Sachs International, ABN AMRO Rothschild, Banque Nationale de Paris,
Bayerische Hypo und Vereinsbank AG, Cazenove & Co., Commerzbank Aktiengesellschaft, Deutsche Bank AG London, ING Barings Limited as Agent for ING Bank NV, London Branch, Kleinwort Benson Limited, Mediobanca - Banca di Credito Finanziaro S.p.A., Paribas and UBS AG, acting through its division Warburg Dillon Read, are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement, the Asia/Pacific Underwriting Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder, the Asia/Pacific Underwriters and the International Underwriters are simultaneously entering into an Agreement among Underwriting Syndicates (the "Agreement among Syndicates") which provides, among other things, that Goldman, Sachs & Co. shall act as global coordinator for the offering of shares of Stock and for the transfer of shares of Stock among the three syndicates.



         Except as the context may otherwise require, the Asia/Pacific Underwriters and the International Underwriters are referred to herein collectively as the "Global Underwriters" and the Asia/Pacific Underwriting Agreement and the International Underwriting Agreement are referred to herein collectively as the "Global Underwriting Agreements".


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         Three forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder (the "U.S. Prospectus"), one relating to the Asia/Pacific Shares and another relating to the International Shares. The other two forms of prospectus will be identical to the U.S. Prospectus except for the front cover page, the back cover page, the text under the caption "Underwriting" and for the addition of a section captioned "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock". Except as used in Sections 2, 4, 5, 11 and 13 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement, the Asia/Pacific Underwriting Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S., the Asia/Pacific and the International versions thereof.


         It is understood and agreed to by all parties that in connection with the conversion of the business of Group to corporate form, a series of transactions that are described in the Prospectus (as defined in Section 1(a)(i) hereof) under the caption "Certain Relationships and Related Transactions-- Incorporation and Related Transactions--Incorporation Transactions" will occur not later than concurrent with the First Time of Delivery (as defined in Section 5(a) hereof). Such transactions are hereinafter referred to as the "Incorporation Transactions". The award of restricted stock units to employees based on a formula (the "Formula RSUs"), the award of restricted stock units to employees on a discretionary basis (the "Discretionary RSUs") and the award of options for Stock to employees on a discretionary basis (the "Discretionary Options"), and the contribution of the shares of Stock to the defined contribution plan (the "DCP"), as described in the Prospectus under the heading "Certain Relationships and Related Transactions--Incorporation and Related Transactions--Related Transactions" are hereinafter referred to as the "Related Transactions".


         1. (a) GS Inc. represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) A registration statement on Form S-1 (File No. 333-74449) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary


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         prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial
         Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration
         Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to GS Inc. by an Underwriter through Goldman, Sachs & Co. or by any QIU expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

                  (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to GS Inc. by an Underwriter through Goldman, Sachs & Co. or by any QIU expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

                  (iv) Neither the Company nor any of its subsidiaries that are listed or that are required to be listed pursuant to the requirements of Form S-1 in Exhibit 21 to


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         the Registration Statement (the "Significant Subsidiaries") has
         sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the partners' capital or capital stock, as applicable, or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or partners' capital, as applicable, or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                  (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (vi) GS Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each corporate subsidiary of the Company that is a Significant Subsidiary (a "Corporate Significant Subsidiary"), each partnership subsidiary of the Company in which the Company or one of its subsidiaries is a general partner that is a Significant Subsidiary (a "Partnership Significant Subsidiary"), each unlimited liability company subsidiary of the Company that is a Significant Subsidiary (a "ULLC Significant Subsidiary") and each limited liability company in which the Company or one of its subsidiaries is a managing member that is a Significant Subsidiary (an "LLC Significant Subsidiary") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, unlimited liability company or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power


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         (corporate, partnership, unlimited liability company or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectus; and upon consummation of the Incorporation Transactions, which will occur immediately prior to or simultaneously with the First Time of Delivery, GS Inc. will succeed to the business of Group as described in the Prospectus;


                  (vii) GS Inc. has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of GS Inc. have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Prospectus; all of the issued shares of capital stock of each Corporate Significant Subsidiary, all of the issued shares of each ULLC Significant Subsidiary and all of the membership interests in each LLC Significant Subsidiary have been duly and validly authorized and issued, are fully paid and, in the case of any Corporate Significant Subsidiaries and LLC Significant Subsidiaries, are non-assessable and (except for (A) directors' qualifying shares, (B) as of the date of this Agreement, interests in Goldman Sachs Holdings L.L.C. ("GSHLLC") and (C) as of each Time of Delivery, GSHLLC) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests in each Partnership Significant Subsidiary have been duly and validly created and (except for (A) as of the date of this Agreement, interests in Goldman, Sachs & Co., Goldman Sachs Mitsui Marine Derivative Products, L.P. ("GSMMDP") and J. Aron & Company and (B) as of each Time of Delivery, GSMMDP) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;


                  (viii) The Shares to be issued and sold by GS Inc. to the Underwriters hereunder and under the Global Underwriting Agreements have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                  (ix) The issue and sale of the Shares to be sold by GS Inc. hereunder and under the Global Underwriting Agreements and the compliance by GS Inc. with all of the provisions of this Agreement and the Global Underwriting Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of GS Inc. or the organizational documents of any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court


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         or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by GS Inc. or the consummation by GS Inc. of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except the registration under the Act of the Shares, the registration of the Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), listing of the Shares on the New York Stock Exchange, Inc., and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Global Underwriters;

                  (x) Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein, in the Asia/Pacific and International versions of the Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock" and in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, partners' capital or stockholders' equity, as applicable, or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xiv) The Company and its Significant Subsidiaries have such concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders,


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
         registrations, qualifications and other approvals (each, an "Authorization") of, and have made all filings with and notices to, all Federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to consummate the Incorporation Transactions and the Related Transactions, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, reasonably be expected to (i) have a material adverse effect on the prospects, financial position, partners' capital or stockholders' equity, as applicable, or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), or (ii) adversely effect the validity, performance or consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements. Each such Authorization is valid and in full force and effect and the Company and each of its Significant Subsidiaries is in compliance with all of the terms and conditions thereof; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and other than as disclosed in the Prospectus, such Authorizations contain no restrictions that are materially more burdensome than those imposed on Group or any of its Significant Subsidiaries immediately prior to the consummation of the Incorporation Transactions; except in each case described in this sentence where such failure to be valid and in full force and effect or to be in compliance or where the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (xv) All stockholder, partnership and limited liability company member approvals necessary for the Company and each Significant Subsidiary to consummate the Incorporation Transactions and the Related Transactions have been obtained and are in full force and effect. The consummation of the Incorporation Transactions and the Related Transactions will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the organizational documents of the Company, (B) any of the organizational documents of any of the Company's Significant Subsidiaries, or (C) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, or (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any government or court or any governmental body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; except in each case described in clauses
         (i)(B) and (C) and clause (ii) of this sentence for such conflicts, breaches, defaults and violations as would not, singly or in the aggregate, reasonably be expected to (x) have a Material Adverse Effect; or (y) adversely affect the validity, performance or consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements;

                  (xvi) The Company and its Significant Subsidiaries possess all Authorizations issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization necessary to conduct their respective businesses as described in the Prospectus;

                  (xvii) The statements set forth under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations--Risk Management--Operational and Year 2000 Risks--Year 2000 Readiness Disclosure" and "Risk Factors--Firm and Third-Party Computer Systems May Not Achieve Year 2000 Readiness--Year 2000 Readiness Disclosure" accurately and fairly set forth the current state of the Company's efforts to address the Year 2000 Problem and the risks and costs of the Company relating to the Year 2000 Problem. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, transmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

                  (xviii) PricewaterhouseCoopers LLP, who have certified certain financial statements of Group and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;


                  (xix) It is not necessary in connection with the (i) the grant, issuance, offer, sale and delivery of the securities to be issued by GS Inc. pursuant to the Incorporation Transactions, (ii) the grant, offer or sale of the Formula RSUs, the Discretionary RSUs, and the Discretionary Options, or (iii) the contribution of the shares of Stock to the DCP, to register any such securities under the Act, or to qualify any indenture under the Trust Indenture Act of 1939, as amended;


                  (xx) GS Inc. has duly authorized, executed and delivered the Shareholders' Agreement, each Employment Agreement and each Noncompetition Agreement (each such capitalized term not defined herein having the meaning ascribed to it in the Prospectus); the Shareholders' Agreement is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and GS Inc. has obtained the signature of each other party to each Employment Agreement, each Noncompetition Agreement and the Shareholders' Agreement; provided, however, that GS Inc., makes no representation or warranty as to the authorization, execution or delivery of any such agreement by any other party thereto; and

                  (xxi) No holders of securities of GS Inc. or Group have any preemptive rights to acquire any securities of the Company or any rights to the registration of any securities under the Registration Statement.

         (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and GS Inc. that:

                  (i) No consent, approval, authorization or order of, or filing with, any governmental agency or body is required for the execution and delivery of this Agreement and the Global Underwriting Agreements, the sale of the Shares to be sold by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and the Global
         Underwriting Agreements, except as described in section 3 of the Letter Agreement, dated March 15, 1999, among the Sumitomo Bank, Limited, Sumitomo Bank Capital Markets, Inc. and Group and except the registration under the Act of such Shares, the registration under the Exchange Act of the Stock, the listing of such Shares on the New York Stock Exchange and such as may be required under state securities or Blue Sky laws, which consents, approvals, authorizations, orders and filings are the only consents, approvals, authorizations, orders and filings necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Global Underwriting Agreements and the Power of Attorney hereinafter referred to in clause (viii) below, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements, and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Global Underwriting Agreements and the Power of Attorney and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements;

                  (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Global Underwriting Agreements and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws or other organizational or constituent documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                  (iii) Such Selling Stockholder has, and immediately prior to the First Time of Delivery (as defined in Section 5 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters and the Global Underwriters;

                  (iv) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, it will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, including, without limitation, through the entry into a cash-settled derivative instrument, except as provided hereunder or under the Global Underwriting Agreements, any shares of Stock or any securities of GS Inc. that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without the prior written consent of Goldman, Sachs & Co.;

                  (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of GS Inc. to facilitate the sale or resale of the Shares;

                  (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to GS Inc. by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (viii) Such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and the Global Underwriting Agreements on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Global Underwriting Agreements; and

                  (ix) The appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, is to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the dissolution of such Selling Stockholder or by the occurrence of any other event; if such Selling Stockholder should be dissolved or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Global Underwriting Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.


         2. Subject to the terms and conditions herein set forth, (a) GS Inc. agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly to purchase from GS Inc. at a purchase price per share of $__________, and (b) each of the Selling Stockholders, severally and not jointly (except that Kamehameha Activities Association and the Estate of Bernice Pauahi are acting jointly), agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price determined by GS Inc. and the Underwriters as specified in clause (a), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by GS Inc. and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from GS Inc. and all of the Selling Stockholders hereunder and
(c) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, GS Inc. agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from GS Inc., at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         GS Inc., as and to the extent indicated in Schedule II hereto, hereby grants to the Underwriters the right to purchase at their election up to 7,200,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to GS Inc., given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and GS Inc. otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. (a) GS Inc. hereby confirms its engagement of Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as, and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated hereby severally confirm their agreement with GS Inc. to render services as, "qualified independent underwriters" within the meaning of Rule 2720(b)(15) of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, in their capacities as qualified independent underwriters and not otherwise, are referred to herein collectively as the "QIUs".

         (b) As compensation for the services of the QIUs hereunder, GS Inc. agrees to pay the QIUs $_____ in the aggregate at the First Time of Delivery to be divided equally among the QIUs.





         4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to GS Inc. and the Selling Stockholders shall be delivered by or on behalf of GS Inc. and the Selling Stockholders to Goldman, Sachs & Co., including, at the option of Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such
Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to Goldman, Sachs & Co. by GS Inc.
and each of the Selling Stockholders, upon at least forty-eight hours' prior notice. Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop agree that Kamehameha Activities Association will receive payment for the Shares to be sold jointly by them. GS Inc. will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on ............., 1999 or on such other time and date as Goldman, Sachs & Co. and GS Inc. may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and GS Inc. may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".


         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(q) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, N.Y. 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         6. GS Inc. agrees with each of the Underwriters and with each of the
QIUs:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you and the QIUs, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you and the QIUs copies thereof; to advise you and the QIUs, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith GS Inc. shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to comply with all applicable securities and other laws, rules and regulations in each such jurisdiction;

          (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the QIUs with copies of the Prospectus in New York City in such quantities as you and the QIUs may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus, to notify you and the QIUs and upon your request to prepare and furnish without charge to each Underwriter and each QIU and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the

Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of GS Inc. and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of GS Inc., Rule 158 under the Act);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, including, without limitation, through the entry into a cash-settled derivative instrument, except as provided hereunder and under the Global Underwriting Agreements, any shares of Stock or any securities of GS Inc. that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than as contemplated by the Prospectus and pursuant to employee benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), and not to directly or indirectly, agree to any amendment or waiver of the provisions of Section 2.3(a) of the Shareholders' Agreement to permit any Transfer (as defined in the Shareholders' Agreement) in violation of such Section 2.3(a), in each case without the prior written consent of Goldman, Sachs & Co.; and during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, GS Inc. will not permit any RLP (as such term is defined in the Prospectus) to directly or indirectly, offer, sell, contract to sell or otherwise dispose of, including, without limitation, through the entry into a cash-settled derivative instrument, any shares of Stock received in the Incorporation Transactions or any securities of GS Inc. received in the Incorporation Transactions that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, in violation of the terms of the Plan of Incorporation (as such term is defined in the Prospectus) without the prior written consent of Goldman, Sachs & Co.;

          (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of GS Inc. and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of GS Inc. and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of GS

Inc. is listed; and (ii) such additional information concerning the business and financial condition of GS Inc. as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of GS Inc. and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

         (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the Global Underwriting Agreements in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange, Inc. (the "Exchange");

         (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act; and

         (k) If GS Inc. elects to rely upon Rule 462(b) under the Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         7. The Company covenants and agrees with each Selling Stockholder and with the several Underwriters and the QIUs that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the QIUs and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Global Underwriting Agreements, the Agreement among Syndicates, the Selling Agreements, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the fees and reasonable expenses of the QIUs; (vii) the cost of preparing stock certificates; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Selling Stockholder covenants and agrees with the Company, the other Selling Stockholder, the several Underwriters and the QIUs that such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including: (i) any fees and expenses of counsel for such Selling Stockholder; (ii) such Selling Stockholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (iii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9, 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.


         8. The respective obligations of the several Underwriters and the several QIUs hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in the discretion of the Underwriters and the QIUs, respectively, to the condition that all representations and warranties and other statements of GS Inc. and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that GS Inc. and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if GS Inc. has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

                  (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the QIUs, shall have furnished to you and the QIUs such written opinions and letter (a draft of such opinion and letter is attached as Annex II(a) hereto), dated such

         Time of Delivery, to the effect that the matters set forth in the Asia/Pacific and International versions of the Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock", insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete and fair and with respect to the matters set forth in paragraphs (i), (ii), (vi), (ix) and (xii) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Sullivan & Cromwell, counsel for GS Inc., shall have furnished to you and the QIUs their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) GS Inc. has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware;

                           (ii) All of the outstanding shares of Stock,
                  including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable;

                           (iii) All regulatory consents, authorizations,
                  approvals and filings required to be obtained or made by GS Inc. under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Shares sold by GS Inc. to the Underwriters have been obtained or made;


                           (iv) The issuance of the Shares and the sale of the
                  Shares by GS Inc. to you pursuant to the Underwriting Agreement and the Global Underwriting Agreements do not, and the performance by GS Inc. of its obligations under, the Underwriting Agreement and the Global Underwriting Agreements will not, (a) violate the Certificate of Incorporation or By-laws of GS Inc., (b) violate the Plan of Incorporation of Group, included as Exhibit Number 2.1 of the Registration Statement, (c) result in a default under or breach of the agreements listed in Part II, Item 16(a), Exhibit Numbers
                  10.1 through 10.28 of the Registration Statement, (d) violate any court orders listed in the Officer's Certificate of Robert
                  J. Katz, General Counsel of GS Inc., or (e) violate any Federal law of the United States or law of the State of New York applicable to GS Inc.; provided, however, that for purposes of this paragraph (iv), such counsel may state that they express no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that such counsel may also state that insofar as performance by GS Inc. of its obligations under the Underwriting Agreement is concerned, they are expressing no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

                           (v) GS Inc. has duly authorized, executed and
                  delivered each Employment Agreement and each Noncompetition Agreement;

                           (vi) This Agreement and the Global Underwriting
                  Agreements have been duly authorized, executed and delivered by GS Inc.; and

                           (vii) GS Inc. is not, and after giving effect to the
                  offering and sale of the Shares will not be, an "investment company", as such term is defined in the Investment Company Act.

                  Such counsel shall also furnish you and the QIUs with a letter to the effect that, as counsel to GS Inc., they reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives and those of GS Inc. and its accountants and advised GS Inc. as to the requirements of the Act and the applicable rules and regulations thereunder; between the date of the Prospectus and such Time of Delivery, such counsel participated in further discussions with your representatives and those of GS Inc. and its accountants in which the contents of certain portions of the Prospectus and related matters were discussed and reviewed certain certificates of certain officers of GS Inc., an opinion and letter addressed to you from Gregory K. Palm, Esq. and letters addressed to you and the QIUs from GS Inc.'s independent accountants; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law and the experience such counsel have gained through their practice under the Act, they will confirm to you and the QIUs that, in such counsel's opinion, the Registration Statement, and the Prospectus, as of the effective date of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; nothing that came to the attention of such counsel in the course of the procedures described in the second clause of this paragraph has caused such counsel to believe that the Prospectus, as of its date or as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Stock" and "Underwriting" in the Prospectus insofar as they relate to provisions of documents therein described and those made under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock" in the Asia/Pacific and International versions of the Prospectus insofar as they relate to provisions of U.S. Federal tax law therein described; also, such counsel need express no opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement or the Prospectus; finally, such counsel may assume that any Rule 462(b) Registration Statement was filed with the Commission prior to the time that any confirmations of the sale of any of the Shares were sent or given to investors. In addition, such counsel shall state that they do not know of any litigation instituted or threatened against GS Inc. that would be required to be disclosed in the Prospectus that is not so disclosed, provided, that such counsel may also state that they call to your attention that GS Inc. has an internal legal department and that while such counsel represents GS Inc. and its affiliates on a regular basis, such counsel's engagement has been limited to specific matters as to which it was consulted and, accordingly, such counsel's knowledge with respect to litigation instituted or threatened against GS Inc. is limited; and that they do not know of any documents that are required to be filed as exhibits to the Registration Statement that are not so filed.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of GS Inc. and its subsidiaries, certificates of public officials and other sources believed by such counsel to be responsible;

                  (d) Gregory K. Palm, Esq., a General Counsel for GS Inc., shall have furnished to you and the QIUs his written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you to the effect that:

                           (i) GS Inc. has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) GS Inc. has an authorized capitalization as set
                  forth in the Prospectus, and all of the issued shares of capital stock of GS Inc. (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                           (iii) GS Inc. has been duly qualified as a foreign
                  corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of GS Inc., provided that such counsel shall state that he believes that you and he are justified in relying upon such opinions and certificates);

                           (iv) Each of Goldman, Sachs & Co. and J. Aron &
                  Company has been duly organized and is validly existing as a limited partnership and general partnership, respectively, in good standing under the laws of its jurisdiction of formation; and the general partnership interests in Goldman, Sachs & Co. and in J. Aron & Company have been duly and validly created and are owned directly or indirectly by GS Inc., free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of GS Inc. or its subsidiaries, provided that such counsel shall state that he believes that you and he are justified in relying upon such opinions and certificates);

                           (v) To the best of such counsel's knowledge and other
                  than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which GS Inc. or any of its subsidiaries is a party or of which any property of GS Inc. or any of its subsidiaries is the subject which is reasonably likely to individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of GS Inc. and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vi) This Agreement and the Global Underwriting
                  Agreements have been duly authorized, executed and delivered by GS Inc.;

                           (vii) The issue and sale of the Shares being
                  delivered at such Time of Delivery to be sold by GS Inc., and the compliance by GS Inc. with all of the provisions of this Agreement and the Global Underwriting Agreements and the consummation of the transactions herein and therein contemplated (other than the Incorporation Transactions and Related Transactions) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which GS Inc. or any of its subsidiaries is a party or by which GS Inc. or any of its subsidiaries is bound or to which any of the property or assets of GS Inc. or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of GS Inc. or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over GS Inc. or any of its subsidiaries or any of their properties; provided, however, that, for the purposes of this paragraph (vii), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, and fraudulent transfer laws; provided, further, that insofar as the compliance by GS Inc. with all of the provisions of this Agreement and the Global Underwriting Agreements and the consummation of the transactions herein and therein contemplated are concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                           (viii) No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body of the United States of America or the State of New York is required for the issue and sale of the Shares or the consummation by GS Inc. of the transactions contemplated by this Agreement and the Global Underwriting Agreements (other than the Incorporation Transactions and the Related Transactions), except the registration under the Act of the Shares, the registration of the Stock under the Exchange Act and the listing of the Shares on the New York Stock Exchange, each of which has been obtained or made, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Global Underwriters;

                           (ix) The statements set forth in the Prospectus under
                  the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                           (x) GS Inc. and its Significant Subsidiaries have
                  such Authorizations of, and have made all filings with and notices to, the courts and governmental agencies or bodies of the United States of America and the State of New York, as are necessary to consummate the Incorporation

                  Transactions and the Related Transactions, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, reasonably be expected to (i) have a Material Adverse Effect or (ii) adversely affect the validity, or materially affect the performance, of the transactions contemplated by this Agreement and the Global Underwriting Agreements (including the Incorporation Transactions and Related Transactions). Each such Authorization is valid and in full force and effect; and, to the best of such counsel's knowledge, no event has occurred that would reasonably be expected to result in the revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would reasonably be expected to result in any other material impairment of the rights of the holder of any such Authorization; and other than as disclosed in the Prospectus, such Authorizations contain no restrictions that are materially more burdensome than those imposed on Group or any of its Significant Subsidiaries immediately prior to the consummation of the Incorporation Transactions; except in each case described in this sentence where such failure to be valid and in full force and effect or the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                           (xi) All stockholder, partnership and limited
                  liability company member approvals necessary for GS Inc. and each Significant Subsidiary to consummate the Incorporation Transactions and the Related Transactions have been obtained and are in full force and effect. The consummation of the Incorporation Transactions and the Related Transactions will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the organizational documents of GS Inc., (B) the organizational documents of any of GS Inc.'s Significant Subsidiaries, or (C) any material indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument known to such counsel to which GS Inc. or any of its subsidiaries is a party or by which GS Inc. or any of its subsidiaries is bound or to which any of the property or assets of GS Inc. and its subsidiaries is subject, or (ii) violate or conflict with any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over GS Inc. or any of its subsidiaries or any of their properties; provided, however, that, for the purposes of this paragraph (xi), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, and fraudulent transfer laws, and, insofar as the consummation of the Incorporation Transactions and Related Transactions are concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; provided, further, except in each case described in clauses (i)(B) and (c) and clause (ii) of this sentence, for such conflicts, breaches, defaults and violations as would not, singly or in the aggregate, be reasonably expected to (x) have a Material Adverse Effect, or (y) adversely affect the validity, or materially affect the performance, of the transactions contemplated by this Agreement and the Global Underwriting Agreements (including the Incorporation Transactions and Related Transactions); and

                           (xii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by GS Inc. prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from GS Inc.'s accounting records, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsections (ii) and (ix) of this Section 8(d), he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by GS Inc. prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from GS Inc.'s accounting records, as to which such counsel need not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by GS Inc. prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from GS Inc.'s accounting records, as to which such counsel need not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by GS Inc. prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from GS Inc.'s accounting records, as to which such counsel need not express any opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                  In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied upon certificates of officers of GS Inc. and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible. In addition, such counsel may state that he has examined, or has caused members of GS Inc.'s legal department to examine, such partnership records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion;

                  (e) Linklaters & Paines, United Kingdom counsel for GS Inc., shall have furnished to you and the QIUs their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Goldman Sachs International has been duly
                  incorporated and is validly existing as a private unlimited company, in good standing under the laws of England; and


                           (ii) All of the issued shares of Goldman Sachs
                  International have been duly and validly authorized and issued, are fully paid, and are owned by Goldman Sachs Holdings (U.K.) L.L.C., which are themselves indirectly owned by GS Inc., free and clear from all liens, encumbrances, equities or claims.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Companies Act of England. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of GS Inc. and certificates of public officials and other sources believed by such counsel to be responsible;

                  (f) Cravath, Swaine & Moore, special counsel to Sumitomo Bank Capital Markets, Inc., as indicated in Schedule II hereto, shall have furnished to you and the QIUs their written opinion (a draft of such opinion is attached as Annex II(e) hereto) dated the First Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) This Agreement and the Global Underwriting
                  Agreements have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Global

                  Underwriting Agreements in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except the registration under the Act of the Shares, the registration under the Exchange Act of the Stock, the listing of the Shares on the New York Stock Exchange, all of which have been duly obtained and are in full force and effect, and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the Global Underwriters;

                           (iii) Good and valid title to such Shares, free and
                  clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or International Underwriters or Asia/Pacific Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code; and

                           (iv) A Power of Attorney has been duly executed and
                  delivered by such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder in accordance with its terms.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware;


                  (g) Robert A. Rabbino, counsel to Sumitomo Bank Capital Markets, Inc., as indicated in Schedule II hereto, shall have furnished to you and the QIUs his written opinion (a draft of such opinion is attached as Annex II(f) hereto) dated the First Time of Delivery, in form and substance satisfactory to you, to the effect that:


                           (i) The sale of the Shares to be sold by such Selling
                  Stockholder hereunder and under the Global Underwriting Agreements and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Global Underwriting Agreements and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;


                           (ii) Immediately prior to such Time of Delivery such
                  Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement and the Global Underwriting Agreements, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and thereunder; and






                           (iii) A Power of Attorney has been duly executed and
                  delivered by such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder in accordance with its terms.



                  In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and in rendering the opinion in subparagraph (iii) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that such counsel shall state that he believes that you, the QIUs and he are justified in relying upon such certificate;



                  (h) Cravath, Swaine & Moore, special counsel for Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, acting jointly as if they were one Selling Stockholder, as indicated in
         Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(g) hereto), dated the First Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) This Agreement and the Global Underwriting
                  Agreements have been duly executed and delivered by or on behalf of such Selling Stockholder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except the registration under the Act of such Shares, the registration under the Exchange Act of the Stock and the listing of such Shares on the New York Stock Exchange, all of which have been duly obtained and are in full force and effect, and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the Global Underwriters;

                           (iii) Good and valid title to such Shares, free and
                  clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or International Underwriters or Asia/Pacific Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code; and

                           (iv) A Power of Attorney has been duly executed and
                  delivered by such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder in accordance with its terms.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York. Such counsel may also state that as to matters of law of the State of Hawaii, such counsel has relied on the opinion to you and the QIUs referred to in Section 8(i) below;


                  (i) Cades Schutte Fleming & Wright, counsel for Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, acting jointly as if they were one Selling Stockholder, as indicated in
         Schedule II hereto, shall have furnished to you and the QIUs their written opinion (a draft of such opinion is attached as Annex II(h) hereto), dated the First Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) This Agreement and the Global Underwriting
                  Agreements have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the Global Underwriting Agreements and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the Global Underwriters;

                           (iii) Immediately prior to such Time of Delivery such
                  Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement and the Global Underwriting Agreements, free and clear, to the best of such counsel's knowledge, of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and thereunder;

                           (iv) Good and valid title to such Shares, free and
                  clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or International Underwriters or Asia/Pacific Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code; and

                           (v) A Power of Attorney has been duly executed and
                  delivered by such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder in accordance with its terms.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Hawaii and in rendering the opinion in subparagraph (iii) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that you and they are justified in relying upon such certificate. In addition, such counsel may also state that as to all matters of the laws of the State of New York, such counsel is relying on the opinion to you and the QIUs referred to in
         Section 8(h) hereof;

                  (j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you and the QIUs a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (k)(i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the partners' capital or capital stock, as applicable, or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (l) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (m) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in GS Inc.'s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (n) The Shares to be sold by GS Inc. and the Selling Stockholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

                  (o) The Incorporation Transactions shall have been consummated in all material respects, as described in the Prospectus;

                  (p) GS Inc. shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                  (q) The Amended and Restated Certificate of Incorporation of GS Inc., in substantially the form filed as an exhibit to the Registration Statement, shall have been filed with the Secretary of State of the State of Delaware and shall have become effective; and

                  (r) GS Inc. shall have furnished or caused to be furnished to you, and the Selling Stockholders shall have furnished to you, at such Time of Delivery, certificates of officers of GS Inc. and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of GS Inc. and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by GS Inc. and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and GS Inc. shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section, and as to such other matters as you may reasonably request.

                  9. (a) GS Inc. will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that GS Inc. shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to GS Inc. by any Underwriter through Goldman, Sachs & Co. expressly for use therein or by any QIU expressly for use therein.


                  (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to GS Inc. by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to GS Inc. by any Underwriter through Goldman, Sachs & Co. expressly for use therein or by any QIU expressly for use therein; provided, further, that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the amount of net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. For purposes of this Section 9(b), written information furnished to GS Inc. by Kamehameha Activities Association expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto shall be deemed to include any written information furnished to GS Inc. by the Estate of Bernice Pauahi Bishop for use in any of the foregoing.


                  (c) Each Underwriter will indemnify and hold harmless GS Inc. and each Selling Stockholder against any losses, claims, damages or liabilities to which GS

         Inc. or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to GS Inc. by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse GS Inc. and each Selling Stockholder for any legal or other expenses reasonably incurred by GS Inc. or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this
         Section 9 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by GS Inc. and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of GS Inc. and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by GS Inc. and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by GS Inc. and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by GS Inc. or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. GS Inc., each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no

         Selling Stockholder shall be required to contribute an amount that exceeds the net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.


                  (f) The obligations of GS Inc. and the Selling Stockholders under this Section 9 shall be in addition to any liability which GS Inc. and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of GS Inc. (INCLUDING ANY PERSON WHO, WITH HIS OR HER CONSENT, IS NAMED IN THE REGISTRATION STATEMENT AS ABOUT TO BECOME A DIRECTOR OF GS INC.) and to each person, if any, who controls GS Inc. or any Selling Stockholder within the meaning of the Act.


                  10. (a) GS Inc. will indemnify and hold harmless each QIU, in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which such QIU may become subject, in such capacity, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each QIU for any legal or other expenses reasonably incurred by such QIU in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (b) Promptly after receipt by a QIU indemnified under subsection (a) above of notice of the commencement of any action, such QIU shall, if a claim in respect thereof is to be made against GS Inc. under such subsection, notify GS Inc. in writing of the commencement thereof; but the omission so to notify GS Inc. shall not relieve GS Inc. from any liability which it may have to any QIU otherwise than under such subsection. In case any such action shall be brought against any QIU and it shall notify GS Inc. of the commencement thereof, GS Inc. shall be entitled to participate therein, and, to the extent that it shall wish to assume the defense thereof, with counsel satisfactory to such QIU (who shall not, except with the consent of such QIU, be counsel to GS Inc.), and, after notice from GS Inc. to such QIU of its election so to assume the defense thereof, GS Inc. shall not be liable to such QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such QIU, in connection with the defense thereof other than reasonable costs of investigation. GS Inc. shall not, without the written consent of the QIU being indemnified, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 10 (whether or not such QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of such QIU from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such QIU.

                  (c) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless a QIU, in its capacity as QIU, under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then GS Inc. shall contribute to the amount paid or payable by such QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by GS Inc. on the one hand and the QIUs on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIUs failed to give the notice required under subsection (b) above, then GS Inc. shall contribute to such amount paid or payable by such QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of GS Inc. on the one hand and the QIUs on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by GS Inc. on the one hand and the QIUs on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by GS Inc., as set forth in the table on the cover page of the Prospectus, bear to the total fee payable to the QIUs pursuant to Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by GS Inc. on the one hand or the QIUs on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. GS Inc. and each of the QIUs agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation (even if the QIUs were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by a QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such QIU in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (d) The obligations of GS Inc. under this Section 10 shall be in addition to any liability which GS Inc. may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls a QIU within the meaning of the Act.

                  11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then GS Inc. and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify GS Inc. and the Selling Stockholders that you have so arranged for the purchase of such Shares, or GS Inc. and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or GS Inc. and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and GS Inc. agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and GS Inc. and the Selling Stockholders as provided in subsection
         (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then GS Inc. and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and GS Inc. and the Selling Stockholders as provided in subsection
         (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if GS Inc. and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of GS Inc. to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or any QIU or GS Inc. or the Selling Stockholders, except for the expenses to be borne by GS Inc. or Group, as applicable, and the Selling Stockholders and the Underwriters as provided in Section 3(e) and Section 7 hereof and the indemnity and contribution agreements in Section 9 and Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. The respective indemnities, agreements, representations, warranties and other statements of GS Inc., the Selling Stockholders, the several Underwriters and the QIUs, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, any QIU or any controlling person of any Underwriter or QIU, or GS Inc., or any of the Selling Stockholders, or any officer or director or controlling person of GS Inc., or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.


         Anything herein to the contrary notwithstanding, the indemnity agreements of GS Inc. in subsection (a) of Section 9 hereof, the representations and warranties in subsections (a)(ii) and (a)(iii) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by GS Inc. pursuant to
Section 8 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by GS Inc. of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director or officer who signed the Registration Statement or controlling person of GS Inc. when the Registration Statement has become effective or who, with his or her consent, is named in the registration statement as about to become a Director of GS Inc., except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for GS Inc. the matter has been settled by controlling precedent, GS Inc. will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         13. If this Agreement shall be terminated pursuant to Section 11 hereof, none of GS Inc., Group or the Selling Stockholders shall then be under any liability to any Underwriter or QIU except as provided in the second sentence of Section 3(e) hereof and Sections 7, 9 and 10 hereof; but, if for any other reason any Shares are not delivered by or on behalf of GS Inc. and the Selling Stockholders as provided herein, GS Inc. will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but GS Inc., Group and the Selling Stockholders shall then be under no further liability to any Underwriter or QIU in respect of the Shares not so delivered except as provided in the second sentence of Section 3(e) hereof and Sections 7, 9 and 10 hereof.

         14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and GS Inc. shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.


         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; if to the QIUs shall be delivered or sent by mail, telex, or facsimile transmission to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, 11th floor, New York, New York 10172, Attention: Elizabeth DiChiaro, phone: 212 892-4350, facsimile: 212 892-3966, Merrill Lynch, Pierce, Fenner & Smith Incorporated, 250 Vesey Street, 25th floor, New York, New York 10281, Attention: Investment Banking, phone: 212 449-6739, facsimile: 212 449-1000, and Morgan Stanley & Co. Incorporated, 1585 Broadway, 33rd floor, New York, New York 10036, Attention: William Wright, phone: 212 761-7911, facsimile 212 761-0358; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at its address set forth in Schedule II hereto; and if to GS Inc. or Group shall be delivered or sent by mail, telex or facsimile transmission to the address of GS Inc. set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9 (d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to GS Inc. or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.


         15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the QIUs, GS Inc., Group and the Selling Stockholders and, to the extent provided in Sections 9, 10 and 12 hereof, the officers and directors of GS Inc. and each person who controls GS Inc., any Selling Stockholder, any QIU or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, each of the QIUs, GS Inc. and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to GS Inc. and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.


                                   Very truly yours,

                                   The Goldman Sachs Group, Inc.


                                   By:..........................................
                                     Name:
                                     Title:

                                   The Goldman Sachs Group, L.P.
                                   By:  The Goldman Sachs Corporation


                                   By:..........................................
                                     Name:
                                     Title:

                                   Sumitomo Bank Capital Markets, Inc.


                                   By:..........................................
                                     Name:
                                     Title:

                                   Kamehameha Activities Association


                                   By:..........................................
                                     Name:
                                     Title:

                                   The Trustees of the Estate of Bernice Pauahi
                                   Bishop

Accepted as of the date hereof,

Goldman, Sachs & Co.
Names of Co-Representatives


By:.......................................................................
         (Goldman, Sachs & Co.)
         On behalf of each of the Underwriters

Donaldson, Lufkin & Jenrette Securities Corporation
By:.......................................................................
    Name:
    Title:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
By:.......................................................................
    Name:
    Title:

Morgan Stanley & Co. Incorporated
By:.......................................................................
    Name:
    Title:

                                   SCHEDULE I



                                                                                                 Number of Optional
                                                                                                    Shares to be
                                                                         Total Number of            Purchased if
                                                                           Firm Shares             Maximum Option
                             Underwriter                                 to be Purchased             Exercised
                             -----------                                 ---------------             ---------
Goldman, Sachs & Co............................................
Bear, Stearns & Co. Inc........................................
Credit Suisse First Boston Corporation.........................
Donaldson, Lufkin & Jenrette Securities Corporation............
Lehman Brothers Inc............................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.............
J.P. Morgan Securities Inc.....................................
Morgan Stanley & Co. Incorporated..............................
PaineWebber Incorporated.......................................
Prudential Securities Incorporated.............................
Salomon Smith Barney Inc.......................................
Sanford C. Bernstein & Co., Inc................................
Schroder & Co. Inc.............................................




                                                                            ----------               ---------
         Total.................................................             48,000,000               7,200,000
                                                                            ==========               =========

                                   SCHEDULE II



                                                                                  Number of Optional
                                                                                     Shares to be
                                                              Total Number             Sold if
                                                             of Firm Shares         Maximum Option
                                                               to be Sold             Exercised
                                                               ----------             ---------
The Company .......................................            33,600,000             7,200,000
The Selling Stockholders:
         Sumitomo Bank Capital Markets, Inc. (a) ..             7,200,000
         Kamehameha Activities Association and the
         Estate of Bernice Pauahi Bishop (b) ......             7,200,000




                                                               ----------             ---------
         Total ....................................            48,000,000             7,200,000
                                                               ==========             =========



         (a) This Selling Stockholder, 277 Park Avenue, New York, New York 10172, is represented by Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019, as to the matters of the Federal law of the United States and the laws of the State of New York, and Robert A. Rabbino, Esq., General Counsel, The Sumitomo Bank, Limited, 277 Park Avenue, New York, New York, 10172, and has appointed [names of attorney-in-fact (not less than two)], and each of them as the Attorney-in-Fact for such Selling Stockholder.



         (b) This Selling Stockholder, 567 South King Street, Suite 150, Honolulu, Hawaii 96813, is represented by Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019, as to matters of the Federal law of the United States and the laws of the State of New York, and Cades Schutte Fleming & Wright, 1000 Bishop Street, Honolulu, Hawaii 96813, as to matters of the laws of the State of Hawaii, and has appointed [names of attorney-in-fact (not less than two)], and each of them as the Attorney-in-Fact for such Selling Stockholder.

                                                                         ANNEX I




         Pursuant to Section 8(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters and the QIUs to the effect that:

                  (i) They are independent certified public accountants with respect to Group and its subsidiaries and GS Inc. within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

                  (ii) In their opinion, the financial statements, the Selected Consolidated Financial Data with respect to the consolidated results of operations and financial position of Group for the five most recent fiscal years, management's discussion and analysis of financial condition and results of operations and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act, Item 301 of Regulation S-K under the Act, Item 303 of Regulation S-K under the Act and the related rules and regulations adopted by the Commission; and, if applicable, they have made an examination or a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts, management's discussion and analysis of financial condition and results of operations and/or condensed financial statements derived from audited financial statements of Group for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");


                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of earnings, consolidated statements of financial condition, consolidated statements of changes in partners' capital and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of Group who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Group for any interim period included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the unaudited consolidated financial statements for such interim period(s);

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301 and 302, respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Group and its subsidiaries, inspection of the minute books of the Management Committee of Group and of the Board of Directors of GS Inc. and of the general partner of Goldman, Sachs & Co. since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of Group and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  earnings, consolidated statements of financial position, consolidated statements of changes in partners' capital and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission, or
                  (ii) any material modifications should be made to the unaudited condensed consolidated statements of earnings, consolidated statements of financial position, consolidated statements of changes in partners' capital and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited statement of earnings data
                  and statement of financial position items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited statement of earnings data and statement of financial position items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in partners' capital or any increase in the consolidated long-term debt of GS Inc. and its subsidiaries, or any decreases in consolidated net current assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (E) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated total revenues or consolidated revenues, net of interest expense, or pre-tax earnings or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of Group and its subsidiaries, which appear in the Prospectus, or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Group and its subsidiaries and have found them to be in agreement.


                                       -3-